                       PIMCO FUNDS: MULTI-MANAGER SERIES

                         Supplement Dated June 29, 1999
       to the Prospectus for Institutional Class and Administrative Class
                            Shares Dated May 7, 1999

                             Disclosure Relating to
                             PIMCO Core Equity Fund
                           PIMCO Mid-Cap Equity Fund
                        PIMCO International Growth Fund


     On or about July 1, 1999, PIMCO Advisors L.P. ("PIMCO Advisors"), the Trust's investment adviser, will assume full portfolio management responsibility for PIMCO Core Equity, Mid-Cap Equity and International Growth Funds under the terms of the Trust's investment advisory agreement with PIMCO Advisors. The PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors will oversee the management of these Funds. PIMCO Advisors is assuming full portfolio management responsibility for these Funds from its subsidiary Columbus Circle Investors ("CCI"), the Funds' current Sub-Adviser, in connection with PIMCO Advisors' anticipated sale of CCI to certain employees of CCI.

     Kenneth W. Corba and John K. Schneider will share primary responsibility for the day-to-day portfolio management of PIMCO Core Equity Fund. Mr. Corba, a Managing Director and Chief Investment Officer of PIMCO Equity Advisors, has 14 years' investment management experience. Mr. Corba was most recently Chief Investment Officer of Eagle Asset Management, and prior to that he was a principal and a Senior Vice President at Stein Roe and Farnham Inc. Mr. Corba received his bachelor's degree and MBA from the University of Michigan. He is a Chartered Financial Analyst. Mr. Schneider previously served as a partner and Portfolio Manager of Schneider Capital Management. He has 13 years' investment management experience. He graduated from Lehigh University and is a Chartered Financial Analyst.

     Kenneth W. Corba, Jeff Parker and John K. Schneider will share primary responsibility for the day-to-day portfolio management of PIMCO Mid-Cap Equity Fund. Information about Messrs. Corba and Schneider is provided above. Jeff Parker, an Assistant Portfolio Manager at PIMCO Equity Advisors, most recently served as an Assistant Portfolio Manager of Eagle Asset Management. Prior to that he was a Senior Consultant with Andersen Consulting, specializing in health care and technology. He has 3 years' investment management experience. Mr. Parker received his bachelor's degree from the University of Miami and his MBA from Vanderbilt University.

     David Stein and Cliff Quisenberry will share primary responsibility for the day-to-day portfolio management of PIMCO International Growth Fund. Mr. Stein is employed by

PIMCO Equity Advisors as a Senior Portfolio Manager. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. He previously served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Mr. Quisenberry is employed by PIMCO Equity Advisors as a Portfolio Manager. He has 9 years of portfolio management experience. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst. As described on pages 53-54 of the Prospectus, Messrs. Stein and Quisenberry hold positions with Parametric Portfolio Associates, an affiliate of PIMCO Advisors that serves as Sub-Adviser to several other Funds of the Trust, and share portfolio management responsibility for these Funds.

     Based on information currently available, the Trust anticipates that current shareholders with more than an 85% interest in PIMCO Core Equity Fund, more than an 80% interest in PIMCO Mid-Cap Equity Fund and more than a 95% interest in PIMCO International Growth Fund will redeem their shares either prior to or during July 1999, thus resulting in very substantial reductions in the current assets of the Funds.

     In connection with the above-referenced management changes for the Funds, the Prospectus is amended as follows effective July 1, 1999:

     The description of PIMCO Core Equity Fund under "Investment Objectives and Policies" beginning on page 22 of the Prospectus is amended in its entirety as follows:

           "CORE EQUITY FUND seeks long-term growth of capital, with income as a secondary objective. The Fund attempts to exceed the total return performance of the S&P 500 over a reasonable measurement period. The Fund usually invests in approximately 40 common stocks of companies with market capitalizations in excess of $10 billion at the time of investment. In selecting stocks, the Sub-Adviser uses two distinct investment disciplines. Approximately 50% of the value of the Fund's portfolio will be selected using a "Growth" style. The Portfolio Manager of this Growth segment seeks to own companies with well-defined "wealth creating" characteristics, including superior earnings growth, high profitability and consistent, predictable earnings. In addition, through fundamental research, the Portfolio Manager seeks to identify dominant companies that are gaining market share, have superior management and possess a sustainable competitive advantage. Stocks in the Growth segment are sold when earnings, sentiment and relative performance are disappointing or if an alternative investment is more attractive.

           The remainder of the Fund's portfolio (approximately 50% of its value) will be selected using a "Value" style. The Portfolio Manager of this Value segment invests primarily in common stocks of companies having below-average valuations whose business fundamentals are expected to improve. Valuation is determined based on characteristics such as price to earnings, price to book, and price to cash flow ratios. Stocks are analyzed to identify the key drivers of financial results and catalysts for change that indicate a company may demonstrate improving fundamentals in the future. Stocks in the Value segment are sold from the Fund's portfolio when the Portfolio Manager believes that the issuers' business fundamentals are weakening or when their valuations have become excessive.

           The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Growth segment of the Core Equity Fund is Kenneth W. Corba of PIMCO Equity Advisors. The Portfolio Manager for the Value segment of the Fund is John K. Schneider of PIMCO Equity Advisors."

     The description of PIMCO Mid-Cap Equity Fund under "Investment Objectives and Policies" beginning on page 22 of the Prospectus is amended in its entirety as follows:

           "MID-CAP EQUITY FUND seeks long-term growth of capital. The Fund usually invests in approximately 40 common stocks of companies with market capitalizations of $1 billion to $10 billion at the time of investment. In selecting stocks, the Sub-Adviser uses two distinct investment disciplines. Approximately 50% of the value of the Fund's portfolio will be selected using a "Growth" style. The Portfolio Manager of this Growth segment seeks to own companies with well-defined "wealth creating" characteristics, including superior earnings growth, high profitability and consistent, predictable earnings. In addition, through fundamental research, the Portfolio Manager seeks to identify dominant companies that are gaining market share, have superior management and possess a sustainable competitive advantage. Stocks in the Growth segment are sold when earnings, sentiment and relative performance are disappointing or if an alternative investment is more attractive.

           The remainder of the Fund's portfolio (approximately 50% of its value) will be selected using a "Value" style. The Portfolio Manager of this Value segment invests primarily in common stocks of companies having below-average valuations whose business fundamentals are expected to improve. Valuation is determined based on characteristics such as price to earnings, price to book, and price to cash flow ratios. Stocks are analyzed to identify the key drivers of financial results and catalysts for change that indicate a company may demonstrate improving fundamentals in the future. Stocks in the Value segment are sold from the Fund's portfolio when the Portfolio Manager believes that the issuers' business fundamentals are weakening or when their valuations have become excessive.

           The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Managers for the Growth segment of the Mid-Cap Equity Fund are Kenneth W. Corba and Jeff Parker of PIMCO Equity Advisors. The Portfolio Manager for the Value segment of the Fund is John K. Schneider of PIMCO Equity Advisors."

     The description of PIMCO International Growth Fund under "Investment Objectives and Policies" beginning on page 23 of the Prospectus is amended in its entirety as follows:

           "INTERNATIONAL GROWTH FUND seeks long-term capital appreciation. The Fund invests in an international portfolio of equity and equity-related securities of companies the principal activities of which are in countries other than the United States. The Fund will normally invest in securities traded in foreign securities markets and in securities of foreign issuers traded on U.S. securities markets. As noted below, except for temporary defensive investments, the Fund will not invest in securities of U.S. issuers traded on U.S. securities markets. Otherwise, there are no prescribed limits on geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which it invests, although under normal market conditions, the Fund's investments will include securities principally traded in at least three different countries (not including the U.S.). The Fund will not limit its investments to any particular type or size of company. In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of issuers which exhibit growth characteristics. The Fund may also invest in issuers which do not exhibit growth characteristics, but whose securities are thought to be undervalued.

           The Fund may invest in developed foreign securities markets and in emerging markets, where markets may not fully reflect the potential of the developing economy. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and shares of companies that are traded in over-the-counter markets or other types of unlisted securities markets.

           In making investment decisions for the Fund, the Sub-Adviser may consider fundamental factors such as country factors (e.g., changes in the political environment or funds flows); macroeconomic factors (e.g., GDP growth, inflation and interest rates); global secular trends (e.g., global grain shortages or growth in wireless communications); and industry and company specific factors. The relevant factors can be country (top down) or company (bottom up) specific.

           The Sub-Adviser believes that securities markets of many nations can be expected to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in an international portfolio, the Fund seeks to reduce the risks associated with investing in the economy of only one country.

           The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures."

           The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Sub-Adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may temporarily invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts. The Fund will not invest in debt securities which are of less than investment grade quality at the time of purchase (i.e., securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the Sub-Adviser to be of comparable quality).

           Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

           The Portfolio Managers for the International Growth Fund are David Stein and Cliff Quisenberry of PIMCO Equity Advisors. Messrs. Stein and Quisenberry also hold positions with Parametric and serve as Portfolio Managers for other Funds."